Earnings per Share	12 Months Ended
Apr. 30, 2022
Earnings Per Share [Abstract]
Earnings per Share
17.	Earnings per share

The Company calculates the basic and diluted income per common share using the weighted average number of common shares outstanding during each period and the diluted income per share assumes that the outstanding vested stock options and share purchase warrants had been exercised at the beginning of the year. As at April 30, 2022 and 2020, all warrants outstanding were excluded in the dilutive weighted average shares outstanding as they were anti-dilutive. The denominator for the calculation of income per share, being the weighted average number of common shares, is calculated as follows:

For the years ended April 30,	2022	2021	2020

Issued common share, beginning of year	49,646,851	49,646,851	49,646,851
Effect of dilutive warrants and options	—	2,250,000	—

Diluted weighted average common shares	49,646,851	51,896,851	49,646,851